Exhibit 99.2

BlackBerry Investor Relations Income Statement Summary

GAAP Income Statement (Three Months Ended)	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
Software and Services	$168	$168	$185	$170	$691	$148	$151	$162	$160	$621
Licensing and Other	79	76	82	112	349	58	108	56	50	272
Revenue	247	244	267	282	1,040	206	259	218	210	893
Cost of sales	70	68	69	70	277	63	60	69	58	250
Gross margin	177	176	198	212	763	143	199	149	152	643
Operating expenses
Research and development	71	62	66	60	259	57	57	53	48	215
Selling, marketing and administration	121	130	129	113	493	90	79	83	92	344
Amortization	49	48	49	48	194	46	46	45	45	182
Impairment of long-lived assets	—	2	3	5	10	—	21	—	22	43
Impairment of goodwill	—	—	—	22	22	594	—	—	—	594
Debentures fair value adjustment	(28)	(23)	(20)	5	(66)	1	18	95	258	372
Total operating expenses	213	219	227	253	912	788	221	276	465	1,750
Operating loss	(36)	(43)	(29)	(41)	(149)	(645)	(22)	(127)	(313)	(1,107)
Investment income (loss), net	3	—	(1)	(1)	1	—	(5)	(1)	—	(6)
Loss before income taxes	(33)	(43)	(30)	(42)	(148)	(645)	(27)	(128)	(313)	(1,113)
Provision for (recovery of) income taxes	2	1	2	(1)	4	(9)	(4)	2	2	(9)
Net loss	$(35)	$(44)	$(32)	$(41)	$(152)	$(636)	$(23)	$(130)	$(315)	$(1,104)
Loss per share
Basic loss per share	$(0.06)	$(0.08)	$(0.06)	$(0.07)	$(0.27)	$(1.14)	$(0.04)	$(0.23)	$(0.56)	$(1.97)
Diluted loss per share	$(0.09)	$(0.10)	$(0.07)	$(0.07)	$(0.32)	$(1.14)	$(0.04)	$(0.23)	$(0.56)	$(1.97)
Weighted-average number of common shares outstanding (000s)
Basic	551,845	552,343	554,585	556,668	553,861	557,839	558,882	562,443	566,089	561,305
Diluted	612,345	612,843	615,085	556.668	614,361	557,839	558.882	562,443	566,089	561,305

Non-GAAP Adjustments (Three Months Ended, Pre-Tax and After Tax)	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
Debentures fair value adjustment	(28)	(23)	(20)	5	(66)	1	18	95	258	372
Restructuring charges	1	1	7	1	10	1	1	—	—	2
Software deferred revenue acquired	20	17	13	9	59	8	7	6	5	26
Software deferred commission acquired	(5)	(4)	(4)	(3)	(16)	(3)	(3)	(4)	(3)	(13)
Stock compensation expense	17	14	15	17	63	14	9	12	17	52
Acquired intangibles amortization	35	36	35	35	141	33	32	32	32	129
Business acquisition and integration	1	2	—	1	4	—	—	—	—	—
Goodwill impairment charge	—	—	—	22	22	594	—	—	—	594
LLA impairment charge	—	2	3	5	10	—	21	—	22	43
Acquisition valuation allowance	(1)	—	—	—	(1)	—	—	—	—	—
Total Non-GAAP Adjustments	$40	$45	$49	$92	$226	$648	$85	$141	$331	$1,205

Adjusted Gross Margin	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
GAAP revenue	$247	$244	$267	$282	$1,040	$206	$259	$218	$210	$893
Software deferred revenue acquired	20	17	13	9	59	8	7	6	5	26
Adjusted revenue	267	261	280	291	1,099	214	266	224	215	919
Total cost of sales	70	68	69	70	277	63	60	69	58	250
Non-GAAP adjustments to cost of sales	(2)	(2)	(4)	(2)	(10)	(2)	(1)	(1)	(1)	(5)
Adjusted Gross Margin	$199	$195	$215	$223	$832	$153	$207	$156	$158	$674

Adjusted EBITDA	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
GAAP operating loss	$(36)	$(43)	$(29)	$(41)	$(149)	$(645)	$(22)	$(127)	$(313)	$(1,107)
Non-GAAP adjustments to operating loss	41	45	49	92	227	648	85	141	331	1,205
Adjusted operating income	5	2	20	51	78	3	63	14	18	98
Amortization	53	54	53	52	212	50	50	49	49	198
Acquired intangibles amortization	(35)	(36)	(35)	(35)	(141)	(33)	(32)	(32)	(32)	(129)
Adjusted EBITDA	$23	$20	$38	$68	$149	$20	$81	$31	$35	$167

Reconciliation from GAAP Net Loss to Adjusted Net Income and Adjusted Earnings per Share	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
GAAP net loss	$(35)	$(44)	$(32)	$(41)	$(152)	$(636)	$(23)	$(130)	$(315)	$(1,104)
Total Non-GAAP adjustments (three months ended, after-tax)	40	45	49	92	226	648	85	141	331	1,205
Adjusted Net Income	$5	$1	$17	$51	$74	$12	$62	$11	$16	$101
Adjusted Earnings per Share	$0.01	$0.00	$0.03	$0.09	$0.13	$0.02	$0.11	$0.02	$0.03	$0.18
Shares outstanding for adjusted earnings per share reconciliation	551,845	552,343	554,585	556.668	553,861	557,839	558,882	562,443	566,089	561,305

Adjusted revenue, adjusted income before income taxes, adjusted net income, adjusted gross margin, adjusted EBITDA and adjusted earnings per share do not have a standardized meaning prescribed by GAAP and thus are not comparable to similarly titled measures presented by other issuers. The Company believes that the presentation of these non-GAAP measures enables the Company and its shareholders to better assess the Company’s operating results relative to its operating results in prior periods and improves the comparability of the information presented. This non-GAAP information should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. You are encouraged to review the Company’s filings on SEDAR and EDGAR. The Company makes no commitment to update the information above subsequently.

BlackBerry Investor Relations Pre-Tax Restructuring Details

	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
Cost of sales	$1	$1	$3	$—	$5	$—	$—	$—	$—	$—
Selling, marketing and administration	—	—	4	1	5	1	1	—	—	2
Total restructuring charges	$1	$1	$7	$1	$10	$1	$1	$—	$—	$2
BlackBerry Investor Relations Amortization of Intangibles and Property, Plant and Equipment Details

	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	FY21
Cost of sales amortization
Property, plant and equipment	$1	$2	$1	$2	$6	$1	$1	$1	$1	$4
Intangible assets	3	4	3	2	12	3	3	3	3	12
Total in cost of sales	4	6	4	4	18	4	4	4	4	16

Operating expenses amortization
Property, plant and equipment	5	4	5	4	18	4	5	4	4	17
Intangible assets	44	44	44	44	176	42	41	41	41	165
Total in operating expenses amortization	49	48	49	48	194	46	46	45	45	182

Total amortization
Property, plant and equipment	6	6	6	6	24	5	6	5	5	21
Intangible assets	47	48	47	46	188	45	44	44	44	177
Total amortization	$53	$54	$53	$52	$212	$50	$50	$49	$49	$198

The information above is supplied to provide meaningful supplemental information regarding the Company’s operating results because such information excludes amounts that are not necessarily related to its operating results. The Company believes that the presentation of these non-GAAP measures enables the Company and its shareholders to better assess the Company’s operating results relative to its operating results in prior periods and improves the comparability of the information presented. This non-GAAP information should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. You are encouraged to review the Company’s filings on SEDAR and EDGAR. The Company makes no commitment to update the information above subsequently.